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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K/A

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  November 12, 1996

                      WORLDTALK COMMUNICATIONS CORPORATION
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             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

            0-27886                                 77-0303581
          ------------                          -------------------
          (Commission                              (IRS Employer
          File Number)                          Identification No.)

                5155 OLD IRONSIDES DRIVE, SANTA CLARA, CA 95054
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          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code:(408) 567-1500


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ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS.

         On November 12, 1996, Worldtalk Communications Corporation, a Delaware corporation ("Registrant" or "Worldtalk"), acquired control of Deming Software, Inc., a privately held, Washington corporation ("Deming"), pursuant to the merger ("Merger") of Registrant's wholly owned subsidiary, Worldtalk Merger Corporation, a Washington corporation ("Sub"), with and into Deming. Deming is in the business of developing, publishing, marketing, distributing and/or supporting various consumer software products and will continue its historical business subsequent to the Merger.

         Tax and Accounting Treatment.

         The Merger was structured to be a "tax-free" reorganization for federal income tax purposes and will be accounted for as a purchase. Registrant expects to record a one-time, principally non-cash charge of approximately $5.0 million, or approximately $0.50 per share, in the fourth quarter ending December 31, 1996. This charge will reflect the write-off of in-process research and development associated with the acquisition.

         Management Changes.

         The directors and executive officers of Registrant were not changed as a result of the Merger. The directors and executive officers of Deming were changed as a result of the Merger so that they are the same as the President, Secretary and Chief Financial Officer of Registrant.

         Merger Agreements.

         The Merger was effected pursuant to an Agreement and Plan of Reorganization dated as of November 9, 1996 ("Plan") by and among Registrant, Sub, Deming and the holders of all outstanding shares of Deming (Robert D. Dickinson, Ronald Craswell, David S. Pratt, Jr. and Blake C. Ramsdell, collectively the "Deming Shareholders"), and an Agreement and Plan of Merger dated as of November 12, 1996 by and between Sub and Deming. As a result of the Merger, all of the issued and outstanding shares of Sub prior to the Merger were converted into 100 shares of Deming after the Merger and all of the issued and outstanding shares of Deming prior to the Merger were converted into 546,537 shares of Registrant's Common Stock (the "Merger Shares") plus $225,000 in cash. The cash portion of the purchase price will be paid from Registrant's working capital in calendar 1997. There were no outstanding options, warrants or other rights to purchase any Deming Common Stock. The above exchange was determined on the basis of discussions with senior management of Registrant and Deming regarding the business and prospects of their respective companies.

          Escrow Agreement.

          In connection with the Merger, Registrant, Sub and the Deming Shareholders also entered into an Escrow Agreement, pursuant to which 81,983 shares of Worldtalk Common Stock (or 15% of the Merger Shares) receivable by the Deming Shareholders as a result of the Merger were deposited into escrow to satisfy certain indemnification obligations of the Deming Shareholders regarding the representations, warranties and covenants given by such shareholders and Deming in





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the Plan.  Such shares are to be released from escrow on the later of (a)
November 12, 1997, one year after the effective date of the Merger, or (b) the date all claims against such shares, if any, are settled or otherwise determined.

         Shareholders' Agreement.

         The shares of Registrant's Common Stock received by the former Deming shareholders have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), in reliance upon the exemption from registration provided by Section 4(2) thereof and, therefore, may not be sold to the public for two years under the provisions of Rule 144 promulgated under the 1933 Act. However, the Deming Shareholders (a) have agreed in a Shareholders' Agreement to sell no more than one-fourth of the Merger Shares each year following the effective date of the Merger, which period of restriction may be shortened or extended depending upon the meeting of certain milestones and the duration of the Deming Shareholders' employment with Deming after the effective date of the Merger, and (b) have been granted certain Form S-3 and incidental registration rights with respect to the Merger Shares. The Shareholders' Agreement also contains a covenant not to compete with Registrant and Deming.

         Employment Agreements.

         Each of the Deming Shareholders has entered into a four-year Employment Agreement with Deming, which provides that the Deming Shareholder's employment may not be terminated for one year after the effective date of the Merger.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Deming Software, Inc.                                Page Number
         ---------------------------------------------                                -----------
         The Registrant will file the required audited financial
         information as soon as it is available, and in no event
         later than January 27, 1997, as permitted by Item 7(b),
         paragraph 2 of Form 8-K.

(b)      Pro Forma Financial Information
         -------------------------------

         The Registrant will file the required pro forma financial information as soon as it is available, and in no event later than January 27, 1997, as permitted by Item 7(b), paragraph 2 of Form 8-K.

(c)      Exhibits.
         ---------

        Exhibit No.                                Description of Exhibit
        -----------                                ----------------------
        2.01*                  Agreement and Plan of Reorganization dated as of November 9,
                               1996 by and among Registrant, Deming Software, Inc. and the
                               Deming Shareholders.





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
              2.02+                  Agreement and Plan of Merger dated as of November 12, 1996 by and between Worldtalk Merger Corporation and Deming Software,
                                     Inc.

              2.03+                  Escrow Agreement dated November 12, 1996 among Registrant, the
                                     Deming Shareholders, Robert D. Dickinson, as Representative,
                                     and Harris Trust and Savings Bank, as Escrow Agent.

              4.01*                  Shareholders' Agreement dated November 12, 1996 among
                                     Registrant, Deming and the Deming Shareholders.

              4.02+                  Form of Employment Agreement entered into by Deming with each of the Deming Shareholders on November 12, 1996.

         _______________
         * Certain portions of this exhibit have been omitted based upon a request for confidential treatment. Such nonpublic information has been filed with the Securities and Exchange Commission.


         + Previously filed with original Form 8-K for period ended November 12, 1996. Filed on November 27, 1996, accession number 0000891618-96-002931.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    April 29, 1996

                                    WORLDTALK COMMUNICATIONS CORPORATION


                                    By:  /s/  Stephen R. Bennion
                                         ---------------------------------------
                                         Stephen R. Bennion
                                         Vice President, Finance and Operations,
                                         Chief Financial Officer and Secretary